                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's

      Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

 AIM EQUITY FUNDS
  (INVESCO EQUITY                                                   EXPIRATION
      FUNDS)                 WAIVER DESCRIPTION      EFFECTIVE DATE    DATE
--------------------- ------------------------------ -------------- ----------
Invesco               Invesco will waive advisory      3/27/2006    12/31/2013*
  Constellation Fund  fees to the extent necessary
                      so that advisory fees Invesco
                      receives do not exceed the
                      annualized rates listed below.
                      0.695% of the first $250M
                      0.615% of the next $4B
                      0.595% of the next $750M
                      0.57% of the next $2.5B
                      0.545% of the next $2.5B
                      0.52% of the excess over $10B

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                EXPIRATION
   SERIES TRUST)             WAIVER DESCRIPTION      EFFECTIVE DATE    DATE
--------------------- ------------------------------ -------------- ----------
Premier Portfolio     Invesco will waive advisory      2/1/2011     12/31/2013
                      fees in the amount of 0.07%
                      of the Fund's average daily
                      net assets
Premier U.S.          Invesco will waive advisory      2/1/2011     12/31/2013
  Government          fees in the amount of 0.07%
  Money Portfolio     of the Fund's average daily
                      net assets

*  Or upon the closing of the Fund merger with Invesco American Franchise Fund

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2014
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2014
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2014
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2014
Invesco Equity and Income Fund                February 12, 2010  June 30, 2014
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2014
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2014
Invesco Growth and Income Fund                February 12, 2010  June 30, 2014
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2014
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2014
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2014
Invesco U.S. Quantitative Core Fund             July 1, 2007     June 30, 2014

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco Charter Fund                            July 1, 2007     June 30, 2014
Invesco Constellation Fund                      July 1, 2007     June 30, 2014
Invesco Disciplined Equity Fund                 July 14, 2009    June 30, 2014
Invesco Diversified Dividend Fund               July 1, 2007     June 30, 2014
Invesco Summit Fund                             July 1, 2007     June 30, 2014

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco European Small Company Fund             July 1, 2007     June 30, 2014
Invesco Global Core Equity Fund                 July 1, 2007     June 30, 2014
Invesco International Small Company Fund        July 1, 2007     June 30, 2014
Invesco Small Cap Equity Fund                   July 1, 2007     June 30, 2014

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2014
Invesco Global Quantitative Core Fund           July 1, 2007     June 30, 2014
Invesco Leaders Fund                          February 12, 2010  June 30, 2014
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2014
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2014
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2014

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2014
Invesco European Growth Fund                    July 1, 2007     June 30, 2014
Invesco Global Growth Fund                      July 1, 2007     June 30, 2014
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2014
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2014
Invesco International Core Equity Fund          July 1, 2007     June 30, 2014
Invesco International Growth Fund               July 1, 2007     June 30, 2014
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2014

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*          May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy
  Fund**                                     November 29, 2010   June 30, 2014
Invesco China Fund                              July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2014
Invesco Endeavor Fund                           July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund         September 25, 2012  June 30, 2014
Invesco International Total Return Fund         July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2014
Invesco Premium Income Fund                  December 13, 2011   June 30, 2014
Invesco Select Companies Fund                   July 1, 2007     June 30, 2014

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Corporate Bond Fund                  February 12, 2010   June 30, 2014
Invesco Dynamics Fund                           July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2014
Invesco High Yield Fund                         July 1, 2007     June 30, 2014
Invesco High Yield Securities Fund           February 12, 2010   June 30, 2014
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2014
Invesco Money Market Fund                       July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2014
Invesco Real Estate Fund                        July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2014
--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               SUB-ITEM 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2014
Invesco Comstock Fund                         February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2014
Invesco Energy Fund                             July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2014
Invesco Leisure Fund                            July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2014
Invesco Technology Fund                         July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2014

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2014

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund*** December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2014
--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Municipal Income Opportunities Trust     June 1, 2010    June 30, 2014
Invesco Quality Municipal Income Trust           June 1, 2010    June 30, 2014
Invesco Value Municipal Income Trust             June 1, 2010    June 30, 2014

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                          as of August 28, 2013


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                              Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                             Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                              Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares                              Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares                              Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares                              Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                             Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                             Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                              Contractual     0.50%      June 6, 2011    December 31, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                              Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                             Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                              Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares                              Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares                              Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares                             Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares                             Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     1.25%    October 3, 2008     June 30, 2014
Invesco Global Real Estate Income Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco U.S. Quantitative Core Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2012    June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares                              Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Constellation Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Disciplined Equity Fund
   Class Y Shares                              Contractual     1.75%     July 14, 2009    June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                              Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                             Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares                              Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares                              Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                              Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco International Small Company Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Small Cap Equity Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                             Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                             Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                              Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                             Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                             Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                              Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                             Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                             Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                              Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                             Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                             Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                              Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                             Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                             Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                              Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                             Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                             Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                              Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                             Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                             Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                              Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                             Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                             Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                              Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                              Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                             Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                              Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                             Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                              Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                             Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                             Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                              Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                              Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                             Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Quantitative Core Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                              Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Income Allocation Fund
   Class A Shares                              Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                              Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                              Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                              Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                             Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                              Contractual     0.00%      May 1, 2012     April 30, 2014
Invesco International Allocation Fund
   Class A Shares                              Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                              Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                              Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                              Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                             Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                              Contractual     2.00%      May 1, 2012     June 30, 2014
Invesco Leaders Fund
   Class A Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
Invesco Mid Cap Core Equity Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                              Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Small Cap Growth Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009      June 30. 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                       Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                              Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                              Contractual     3.00%    January 1, 2013     June 30. 2014
   Class C Shares                              Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                             Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                             Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                              Contractual     2.00%    January 1, 2013     June 30, 2014
Invesco Global Opportunities Fund
   Class A Shares                              Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares                              Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares                              Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares                             Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares                             Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares                              Contractual     1.11%     August 1, 2012   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                              Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares                              Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares                              Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares                             Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares                             Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares                              Contractual     1.26%     August 1, 2012   February 28, 2014
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                             Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                       Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco International Growth Fund
   Class A Shares                              Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                             Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2013      June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                              Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                              Contractual     1.22%   November 29, 2010  June 30, 2014
   Class B Shares                              Contractual     1.97%   November 29, 2010  June 30, 2014
   Class C Shares                              Contractual     1.97%   November 29, 2010  June 30, 2014
   Class R Shares                              Contractual     1.47%   November 29, 2010  June 30, 2014
   Class R5 Shares                             Contractual     0.97%   November 29, 2010  June 30, 2014
   Class R6 Shares                             Contractual     0.97%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     0.97%   November 29, 2010  June 30, 2014
Invesco China Fund
   Class A Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                              Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                             Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                              Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                              Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                              Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                              Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                              Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                             Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                             Contractual     0.99%   September 24, 2012 February 28, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                              Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                              Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                              Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                             Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                             Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                              Contractual     1.60%      May 11, 2011    February 28, 2014
Invesco Endeavor Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Global Markets Strategy Fund/5/
   Class A Shares                              Contractual     2.25%    August 28, 2013   February 28, 2014
   Class C Shares                              Contractual     3.00%    August 28, 2013   February 28, 2014
   Class R Shares                              Contractual     2.50%    August 28, 2013   February 28, 2014
   Class R5 Shares                             Contractual     2.00%    August 28, 2013   February 28, 2014
   Class R6 Shares                             Contractual     2.00%    August 28, 2013   February 28, 2014
   Class Y Shares                              Contractual     2.00%    August 28, 2013   February 28, 2014
Invesco International Total Return Fund
   Class A Shares                              Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                              Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                              Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                             Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                             Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                              Contractual     0.85%     March 31, 2006   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                           ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                              Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                              Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                              Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                              Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                              Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Premium Income Fund
   Class A Shares                              Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                              Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                              Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                             Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                             Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                              Contractual     0.64%   December 13, 2011  February 28, 2014
Invesco Select Companies Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009      June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                              Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                             Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Dynamics Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco High Yield Fund
   Class A Shares                              Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                             Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                             Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                       Contractual     1.50%      July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                           ------------ ----------  ------------------ -------------
Invesco High Yield Securities Fund
   Class A Shares                              Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.00%       July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.10%       July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%       July 1, 2012    June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                              Contractual     1.50%       July 1, 2012    June 30, 2014
   Class A2 Shares                             Contractual     1.40%       July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%       July 1, 2012    June 30, 2014
Invesco Municipal Bond Fund
   Class A Shares                              Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                       Contractual     1.50%       July 1, 2012    June 30, 2014
Invesco Real Estate Fund
   Class A Shares                              Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares                             Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                              Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares                       Contractual     2.00%       July 1, 2012    June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                              Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                              Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares                             Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares                             Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     1.25%       July 1, 2013    June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                              Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                       Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                           ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                              Contractual     2.00%     July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     2.75%     July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     2.75%     July 1, 2013    June 30, 2014
   Class R Shares                              Contractual     2.25%     July 1, 2013    June 30, 2014
   Class R5 Shares                             Contractual     1.75%     July 1, 2013    June 30, 2014
   Class R6 Shares                             Contractual     1.75%     July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     1.75%     July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ ---------------
Invesco Comstock Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012     June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2012     June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2012     June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                             Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2012     June 30, 2014
Invesco Energy Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R5 Shares                             Contractual     1.75%      July 1, 2009     June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Dividend Income Fund
   Class A Shares                              Contractual     1.10%    February 6, 2013  August 31, 2014
   Class B Shares                              Contractual     1.85%    February 6, 2013  August 31, 2014
   Class C Shares                              Contractual     1.85%    February 6, 2013  August 31, 2014
   Class R5 Shares                             Contractual     0.85%    February 6, 2013  August 31, 2014
   Class R6 Shares                             Contractual     0.85%    February 6, 2013  August 31, 2014
   Class Y Shares                              Contractual     0.85%    February 6, 2013  August 31, 2014
   Investor Class Shares                       Contractual     1.10%    February 6, 2013  August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Leisure Fund
   Class A Shares                              Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                              Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R Shares                              Contractual     2.25%      July 1, 2009     June 30, 2014
   Class Y Shares                              Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                       Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                              Contractual     2.00%      July 1, 2012     June 30, 2013
   Class B Shares                              Contractual     2.75%      July 1, 2012     June 30, 2013
   Class C Shares                              Contractual     2.75%      July 1, 2012     June 30, 2013
   Class R Shares                              Contractual     2.25%      July 1, 2012     June 30, 2013
   Class R5 Shares                             Contractual     1.75%      July 1, 2012     June 30, 2013
   Class R6 Shares                             Contractual     1.75%    January 18, 2013   June 30, 2013
   Class Y Shares                              Contractual     1.75%      July 1, 2012     June 30, 2013
Invesco Mid Cap Growth Fund
   Class A Shares                              Contractual     1.15%     July 15, 2013     July 31, 2015
   Class B Shares                              Contractual     1.90%     July 15, 2013     July 31, 2015
   Class C Shares                              Contractual     1.90%     July 15, 2013     July 31, 2015
   Class R Shares                              Contractual     1.40%     July 15, 2013     July 31, 2015
   Class R5 Shares                             Contractual     0.90%     July 15, 2013     July 31, 2015
   Class R6 Shares                             Contractual     0.90%     July 15, 2013     July 31, 2015
   Class Y Shares                              Contractual     0.90%     July 15, 2013     July 31, 2015

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                           ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                              Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%     July 1, 2012    June 30, 2014
Invesco Technology Fund
   Class A Shares                              Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%     July 1, 2012    June 30, 2014
   Investor Class Shares                       Contractual     2.00%     July 1, 2012    June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                              Contractual     2.00%   February 12, 2010 June 30, 2014
   Class B Shares                              Contractual     2.75%   February 12, 2010 June 30, 2014
   Class C Shares                              Contractual     2.75%   February 12, 2010 June 30, 2014
   Class Y Shares                              Contractual     1.75%   February 12, 2010 June 30, 2014
Invesco Value Opportunities Fund
   Class A Shares                              Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R Shares                              Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.75%     July 1, 2012    June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                           ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                              Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%     July 1, 2012    June 30, 2014
Invesco Intermediate Term Municipal Income
  Fund
   Class A Shares                              Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     0.55%     July 1, 2013    June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                              Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                              Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                              Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                              Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                              Contractual     1.50%     July 15, 2013   June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                              Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                              Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%     July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                           ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                              Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                              Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                              Contractual     1.25%     July 1, 2012    June 30, 2014

                           INVESCO SECURITIES TRUST

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                          as of August 28, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                               CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                           ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Government TaxAdvantage Portfolio
   Cash Management Class                       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Liquid Assets Portfolio
   Cash Management Class                       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.34%      July 1, 2009    December 31, 2013
STIC Prime Portfolio
   Cash Management Class                       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                       Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.41%/2/   July 1, 2009    December 31, 2013
Treasury Portfolio
   Cash Management Class                       Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                             Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                         Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                   Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                    Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                               Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                              Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                          as of August 28, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                            Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2014
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2014
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014
Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2014

                                                          as of August 28, 2013

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                             Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     1.75%     May 1, 2013     June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2014
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2014
Invesco V.I. High Yield Fund
   Series I Shares                             Contractual     0.80%     May 2, 2011     April 30, 2014
   Series II Shares                            Contractual     1.05%     May 2, 2011     April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                             Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     1.34%     July 1, 2012    June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                             Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     1.75%     May 1, 2013     June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2014

                                                          as of August 28, 2013


                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                           ------------ ---------- ----------------- -------------
Invesco V.I. Technology Fund
   Series I Shares                             Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                            Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                             Contractual     2.00%      May 1, 2012    June 30, 2014
   Series II Shares                            Contractual     2.25%      May 1, 2012    June 30, 2014
Invesco V.I. Value Opportunities Fund
   Series I Shares                             Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                            Contractual     2.25%      May 1, 2013    June 30, 2014

                                                          as of August 28, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust   Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust         Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust           Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 15
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 15, 2013, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, between AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to remove Invesco Dynamics Fund, Invesco Municipal Bond Fund and Invesco High Yield Securities Fund;

   NOW, THEREFORE, the parties agree that:

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                               EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                               ------------------------------------
Invesco Global Real Estate Fund                      April 29, 2005
Invesco High Yield Fund                               June 1, 2000
Invesco Limited Maturity Treasury Fund                June 1, 2000
Invesco Money Market Fund                             June 1, 2000
Invesco Real Estate Fund                            October 29, 2003
Invesco Short Term Bond Fund                         August 29, 2002
Invesco U.S. Government Fund                          June 1, 2000
Invesco Corporate Bond Fund                         February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                        INVESCO GLOBAL REAL ESTATE FUND
                           INVESCO REAL ESTATE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................     0.75%
Next $250 million..................................................     0.74%
Next $500 million..................................................     0.73%
Next $1.5 billion..................................................     0.72%
Next $2.5 billion..................................................     0.71%
Next $2.5 billion..................................................     0.70%
Next $2.5 billion..................................................     0.69%
Over $10 billion...................................................     0.68%

                           INVESCO HIGH YIELD FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $200 million.................................................    0.625%
Next $300 million..................................................     0.55%
Next $500 million..................................................     0.50%
Over $1 billion....................................................     0.45%

                    INVESCO LIMITED MATURITY TREASURY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.20%
Over $500 million..................................................    0.175%

                          INVESCO MONEY MARKET FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion...................................................     0.40%
Over $1 billion....................................................     0.35%

                         INVESCO SHORT TERM BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.350%
Next $500 million..................................................    0.325%
Next $1.5 billion..................................................    0.300%
Next $2.5 billion..................................................    0.290%
Over $5 billion....................................................    0.280%

                         INVESCO U.S. GOVERNMENT FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $200 million.................................................    0.50%
Next $300 million..................................................    0.40%
Next $500 million..................................................    0.35%
Next $19.5 billion.................................................    0.30%
Over $20.5 billion.................................................    0.24%

                         INVESCO CORPORATE BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.42%
Next $750 million..................................................    0.35%
Over $1.25 billion.................................................    0.22%"

   2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                AIM INVESTMENT SECURITIES FUNDS
                                          (INVESCO INVESTMENT SECURITIES FUNDS)

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President
(SEAL)
                                                        INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

   2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ------------------ ----------------
Invesco American Franchise Fund             February 12, 2010
Invesco California Tax-Free Income Fund     February 12, 2010
Invesco Core Plus Bond Fund                    June 2, 2009
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010
Invesco Equity and Income Fund              February 12, 2010
Invesco Floating Rate Fund                    April 14, 2006
Invesco Global Real Estate Income Fund        March 9, 2007
Invesco Growth and Income Fund              February 12, 2010
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010
Invesco S&P 500 Index Fund                  February 12, 2010
Invesco Small Cap Discovery Fund            February 12, 2010
Invesco U.S. Quantitative Core Fund           March 31, 2006

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ------------------ ----------------
Invesco Charter Fund                          June 21, 2000
Invesco Constellation Fund                    June 21, 2000
Invesco Disciplined Equity Fund               July 14, 2009
Invesco Diversified Dividend Fund           December 28, 2001
Invesco Summit Fund                           July 24, 2000

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco European Small Company Fund          August 30, 2000
Invesco Global Core Equity Fund             December 27, 2000
Invesco International Small Company Fund     August 30, 2000
Invesco Small Cap Equity Fund                August 30, 2000

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Convertible Securities Fund         February 12, 2010
Invesco Global Quantitative Core Fund       September 1, 2001
Invesco Leaders Fund                        February 12, 2010
Invesco Mid Cap Core Equity Fund            September 1, 2001
Invesco Small Cap Growth Fund               September 11, 2000
Invesco U.S. Mortgage Fund                  February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund             August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund             August 1, 2012

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Balanced-Risk Allocation Fund          May 29, 2009
Invesco Balanced-Risk Commodities Strategy
  Fund                                      November 29, 2010
Invesco China Fund                            March 31, 2006
Invesco Developing Markets Fund             September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                   June 14, 2010
Invesco Emerging Markets Equity Fund           May 11, 2011
Invesco Endeavor Fund                        November 4, 2003
Invesco Global Health Care Fund             September 1, 2001
Invesco Global Markets Strategy Fund        September 26, 2012
Invesco International Total Return Fund       March 31, 2006
Invesco Pacific Growth Fund                 February 12, 2010
Invesco Premium Income Fund                 December 13, 2011
Invesco Select Companies Fund                November 4, 2003

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Corporate Bond Fund                 February 12, 2010
Invesco Dynamics Fund                       November 25, 2003
Invesco Global Real Estate Fund               April 29, 2005
Invesco High Yield Fund                        June 1, 2000
Invesco High Yield Securities Fund          February 12, 2010
Invesco Limited Maturity Treasury Fund         June 1, 2000
Invesco Money Market Fund                      June 1, 2000
Invesco Municipal Bond Fund                    June 1, 2000
Invesco Real Estate Fund                    September 11, 2000
Invesco Short Term Bond Fund                 August 29, 2002
Invesco U.S. Government Fund                   June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                   AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL+
----                                        ------------------ ----------------
Invesco American Value Fund                 February 12, 2010
Invesco Comstock Fund                       February 12, 2010
Invesco Dividend Income Fund                 November 25, 2003
Invesco Energy Fund                          November 25, 2003
Invesco Gold & Precious Metals Fund          November 25, 2003
Invesco Leisure Fund                         November 25, 2003
Invesco Mid Cap Growth Fund                  February 12, 2010
Invesco Small Cap Value Fund                 February 12, 2010
Invesco Technology Fund                      November 25, 2003
Invesco Technology Sector Fund               February 12, 2010
Invesco Value Opportunities Fund             February 12, 2010

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco High Yield Municipal Fund           February 12, 2010
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010
Invesco Municipal Income Fund               February 12, 2010
Invesco New York Tax Free Income Fund       February 12, 2010
Invesco Tax-Exempt Cash Fund                   June 1, 2000
Invesco Tax-Free Intermediate Fund             June 1, 2000

       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Premier Portfolio                           November 25, 2003
Premier Tax-Exempt Portfolio                November 25, 2003
Premier U.S. Government Money Portfolio     November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund       February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund          April 30, 2004
Invesco V.I. Global Real Estate Fund          April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010
Invesco V.I. High Yield Fund                   May 1, 2000
Invesco V.I. International Growth Fund         May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund       September 10, 2001
Invesco V.I. Mid Cap Growth Fund            February 12, 2010
Invesco V.I. Money Market Fund                 May 1, 2000
Invesco V.I. S&P 500 Index Fund             February 12, 2010
Invesco V.I. Small Cap Equity Fund          September 1, 2003
Invesco V.I. Technology Fund                  April 30, 2004
Invesco V.I. Utilities Fund                   April 30, 2004
Invesco V.I. Value Opportunities Fund       September 10, 2001

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL*
----                                          ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                        January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL*
----                                          ---------------- ----------------
Government & Agency Portfolio                   June 1, 2000
Government TaxAdvantage Portfolio               June 1, 2000
Liquid Assets Portfolio                         June 1, 2000
STIC Prime Portfolio                            June 1, 2000
Tax-Free Cash Reserve Portfolio                 June 1, 2000
Treasury Portfolio                              June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.